EXHIBIT 3.0

              EARNEST MONEY CONTRACT - COMMERCIAL IMPROVED PROPERTY

THIS CONTRACT FORM HAS BEEN PREPARED AND APPROVED FOR USE IN A TRANSACTION INVOLVING THE SALE OF IMPROVED COMMERCIAL PROPERTY. SUCH APPROVAL RELATES TO THIS CONTRACT FORM ONLY. THIS FORM HAS NOT BEEN DRAFTED FOR A SPECIFIC TRANSACTION AND NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. TERMS AND PROVISIONS THAT ARE NOT APPLICABLE SHOULD BE STRICKEN BY THE PARTIES. THE PARTIES ARE ADVISED TO CONSULT THEIR ATTORNEYS BEFORE SIGNING.

1. PARTIES: METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), agrees to sell and convey to FRANCIS CARRINGTON, an individual ("Buyer"), and Buyer agrees to buy from Seller, the following property for the consideration and upon and subject to the terms, provisions, and conditions hereinafter set forth.

2. PROPERTY: A parcel of land located at 2923 Northwest Highway, in the City of Dallas, County of Dallas, State of Texas and more particularly described as set forth on Exhibit A attached hereto and incorporated herein ("Land"); together with all buildings, improvements, fixtures, and all property of every kind and character and description owned by Seller located on or attached to the Land ("Improvements"); all privileges, and appurtenances pertaining thereto including any right, title and interest of Seller in and to adjacent streets, alleys, or rights-of-way; Seller's interest in and to all licenses and permits with respect to the Property, Seller's interest in all leases, service, maintenance, management or other contracts relating to the ownership or operation of the Property; Seller's interest in all warranties or guaranties relating to thereto or to any tangible personal property and fixtures located on or attached to the Land or Improvements; all of the above hereinafter collectively called "Property".

3.       CONTRACT SALES PRICE:

         A.       Cash payable at closing (inclusive of
                    Deposit described in Paragraph 5)                 $1,392,420

         B.       Amount of Third Party Financing
                    (see Paragraph 4)                                      $0.00

         C.       Total Sales Price (Sum of A and B)                  $1,392,420

4. THIRD PARTY FINANCING: If Paragraph 3B is applicable, Buyer's obligation to purchase the Property pursuant to this Contract is subject to approval of a loan to Buyer by a third party in the minimum amount specified in Paragraph 3B above at an interest rate and upon terms reasonably acceptable to Buyer. Buyer shall use reasonable efforts to obtain loan approval. This loan approval contingency shall be satisfied or waived in writing by Buyer on or before the end of the Inspection Period (as defined below). This Contract shall automatically terminate upon close of business on the Loan Approval Date unless Buyer has in writing acknowledged receipt of loan approval or waived this loan approval contingency. All fees and costs relating to such loan shall be paid by Buyer.

5. EARNEST MONEY: As a condition precedent to the validity of this Contract, Buyer tenders herewith the sum of $50,000 to be deposited as earnest money in escrow with Chicago Title Insurance Company, 388 Market Street, Suite 1300, San Francisco, California, Attn: Beth Bailey-Gates ("Title Company"), and placed in an interest bearing account, upon execution of the Contract by both parties. The amount so deposited and any interest earned thereon is hereinafter referred to as the "Deposit". Upon expiration of the Inspection Period (as defined below), except as expressly provided to the contrary in this Contract, the Deposit shall become non-refundable to Buyer except in the event of Seller's default in the performance of its obligations under this Contract.

6. CLOSING: The closing of the sale ("Closing") shall take place at the Title Company on or before 5 p.m., on March 28, 1997 ("Closing Date"), unless such date is changed in writing by Seller and Buyer, or otherwise extended as herein provided.

         A. At the Closing, Seller shall deliver to escrow, at Seller's sole cost and expense, the following:

                  (1) A duly executed and acknowledged Special Warranty Deed conveying good and indefeasible title in fee simple to all of the Land and Improvements, subject to the Approved Title Matters (as such term is defined in Paragraph 12 hereof) and/or as otherwise approved by Buyer in writing;

                  (2) A Bill of Sale conveying title, free and clear of all liens, to any personal property specified herein and to the extent assignable, licenses and permits, maintenance, management or other contracts, warranties or guaranties if any, duly executed by Seller;

                  (3) Evidence of its capacity and authority for the Closing of this transaction;

                  (4) Original (or copy if the original is unavailable) of that certain lease dated November 30, 1989 by and between Seller and National Convenience Stores Incorporated ("Tenant"), as amended (the "Lease");

                  (5)      Certification of Seller's non-foreign status;

                  (6)      A  tenant notice   letter  advising   Tenant  of  the
                           transfer of the Property and the disposition of its security deposit ("Tenant Notice");

                  (7) An Assignment of Lease in the form provided by Seller to Buyer ("Lease Assignment"); and

                  (8)      All   other   necessary   documents   to  close  this
                           transaction as may be reasonably requested by Title Company.

         B. At the Closing, Buyer shall deliver to escrow, at Buyer's sole cost and expense, the following:

                  (1)      The total Sales Price;

                  (2) Evidence of its capacity and authority for the Closing of this transaction;

                  (3)      Tenant Notice;

                  (4)      Lease Assignment; and

                  (5)      All   other   necessary   documents   to  close  this
                           transaction as may be reasonably requested by Title Company.

         C. At the Closing, Title Company shall issue to Buyer its Owner's Standard Coverage Policy of title insurance ("Title Policy") in the full amount of the Sales Price, dated as of the Closing Date, insuring Buyer's fee simple title to the Land and Improvements subject only to the standard printed exceptions contained in the usual form of Title Policy, non-delinquent real property taxes and assessments, Approved Title Matters and such other matters as Buyer may approve in writing; provided, however, that Buyer shall be solely responsible for the cost of any coverage in excess of that afforded by the standard form of Title Policy.

7. FEASIBILITY STUDY AND INSPECTION: Buyer is granted the right to conduct an engineering, and/or market and economic feasibility studies of the Property, and a physical inspection of all improvements, fixtures, mechanical equipment, and personal property being sold hereby (collectively, "Inspections"). Buyer shall have from the Effective Date through 5 P.M. on February 28, 1997 ("Inspection Period") to perform such Inspections and in this regard, Buyer or his designated agents may enter upon the Property upon reasonable notice at reasonable times for purposes of such analysis, tests and inspections which may be deemed necessary by Buyer. If Buyer determines, in his sole judgment, that the Property is not suitable for any reason for Buyer's intended use or purpose, or is not in satisfactory condition, then Buyer may, by written notice to Seller ("Disapproval Notice") on or before the end of the Inspection Period, terminate this Contract for all purposes (except as provided herein) and the Deposit shall be returned to Buyer, less
         (i) the sum of $100 to be delivered to and retained by Seller as consideration for this Contract, which consideration is deemed earned as of the date of this Contract, and (ii) any escrow or title cancellation fees or charges of Title Company. If Buyer does not give the Disapproval Notice prior to expiration of the Inspection Period, any and all objections with respect to the Inspections and to the condition and suitability of the Property shall be deemed to have been waived by Buyer for all purposes. In the event the transaction contemplated in this Contract shall not close, through no fault of Seller, Buyer shall restore the Property to its original condition, if changed due to the tests and inspections performed by Buyer, and shall provide Seller with a copy of the results of any tests and inspections made by Buyer, excluding any market and economic feasibility studies. All Inspections shall be at Buyer's expense and Buyer shall indemnify, protect, defend and hold Seller harmless from and against any damages, liabilities, claims, demands, costs or expenses arising therefrom (Buyer's obligations pursuant to this sentence shall survive Closing or termination of this Contract).

         BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT THE ATTACHED ADDENDUM IS A PART OF THIS CONTRACT AND SHALL BE APPLICABLE TO THE TRANSACTION CONTEMPLATED HEREIN.

8. BROKER'S FEE: Arroyo & Coates, as broker ("Broker") is appropriately licensed as a real estate broker as required by law has negotiated the transaction contemplated in this Contract. Seller agrees to pay Broker its fee in accordance with Seller's separate agreement with Broker. Each of the parties represents to the other that it has not incurred any liability for brokerage fees or commission in connection with this transaction other than the liability of Seller as set forth above. Each party indemnifies and agrees to hold the other party harmless from any and all claims and/or expense resulting to the other party by reason of a breach of the representation made by such party herein.

9. POSSESSION: The possession of the Property shall be delivered to Buyer at Closing in its present "as-is" condition, ordinary wear and tear excepted, subject to the rights of the tenant therein.

10. SALES EXPENSES TO BE PAID IN CASH AT OR PRIOR TO CLOSING: The following items will paid as follows:

           Item                              Seller      Buyer       Split 50/50
           ----                              ------      -----       -----------

         Escrow fees                           ___        ___             _X_
         Recording fees                        _X_        ___             ___
         Transfer taxes                        _X_        ___             ___
         Title Policy (standard)               _X_        ___             ___
         Survey fees                           _X_        ___             ___
         Doc. Prep. fees                       ___        ___             _X_
         Phase I Report                        _X_        ___             ___
         Deletion of Standard Survey Exception _X_        ___             ___
         ____________________                  ___        ___             ___
         ____________________                  ___        ___             ___

         Each party shall be solely responsible for its own attorneys' fees in connection with this transaction; provided, however, that Buyer shall pay any and all of Seller's reasonable attorneys' fees, if any, attributable to any Exchange (as defined in the Addendum).

11. PRORATIONS: Rents, assessments, current taxes, utility charges and maintenance fees and all other ordinary operating items of income and expense relating to the Property shall be prorated at the date of Closing with the day of Closing being for the account of the Buyer. If ad valorem taxes for the year in which the sale is closed are not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Seller and Buyer, if necessary, when actual tax figures are available.

12. TITLE APPROVAL: Within ten (10) days of the Effective Date of this Contract, Seller shall deliver to Buyer a Commitment for Title Insurance or Preliminary Title Report, as applicable, issued by Title Company (the "Commitment") and, to the extent available, legible copies of all recorded instruments noted as exceptions in the Commitment, (and a survey of the Land and Improvements). If Buyer has an objection to items disclosed in such Commitment or shown on the survey, Buyer shall have until the end of the Inspection Period to make written objections to Seller. Any items disclosed in such Commitment or shown on the survey if not timely objected to by Buyer shall be deemed approved ("Approved Title Matters").

         If Buyer makes such written objections, Seller shall have thirty (30) days from the date of such written notice to cure the same. If required, the Closing Date shall be extended to allow such cure; provided, however, that the Closing Date shall not be extended beyond the aforementioned 30-day cure period unless otherwise agreed by Buyer and Seller. Closing to cure the same. Seller agrees to utilize reasonable efforts and reasonable diligence to cure such objections, if any, provided that Seller shall not be required to expend more than $1,000 to do so. If the objections are not cured within such time period, Buyer may (i) terminate this Contract upon written notice to Seller in which event the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations pursuant to this Contract except as otherwise provided above, or (ii) waive the unsatisfied objections and close the transaction and the Sales Price shall not be reduced.

13. DEFAULT: If Buyer fails to perform its obligations under this Contract, Seller may, at its option, terminate this Contract and receive and retain the Deposit as liquidated damages. If Seller fails to perform its obligations under this Contract, Buyer may terminate this Contract and the Deposit shall be returned to Buyer and Buyer shall be entitled to recover from Seller as liquidated damages Buyer's reasonable out of pocket costs and expenses incurred in connection with the transaction contemplated herein up to a maximum of $2,000. Buyer and Seller acknowledge and agree that the damages sustained by either party in the event of default by the other party hereto would be difficult and impractical to determine and the amounts specified above have been agreed upon by Buyer and Seller, after negotiation, as their best reasonable estimate as of the date of this Contract of the amount of such damages as would be sustained by the non-defaulting party under such circumstances. Specific performance is waived by both parties hereto.

         Buyer (/s/ FC) and Seller (/s/ RZ) agree to the above.

14. ATTORNEYS' FEES: The prevailing party in any legal proceeding against any other party hereto brought under or with relation to the Contract or transaction shall be entitled to recover court costs and reasonable attorneys' fees from the non-prevailing party.

15. ADDITIONAL DOCUMENTS TO BE PROVIDED BY SELLER: At the times set forth in the attached Addendum, Seller shall deliver to Buyer copies of certain additional documents and information relating to the Property.

16. COVENANTS OF SELLER: From the Effective Date of this Contract until the Closing Date or earlier termination of this Contract, Seller shall: (i) operate the Property in the customary and ordinary course of its business and will use its reasonable efforts to reasonably preserve for Buyer the relationships of Seller and its suppliers, tenants and others with respect to the Property; (ii) without the prior written consent of Buyer (which consent will not be unreasonably withheld), not enter into any written or oral service contract or other agreement with respect to the Property that will not be fully performed by Seller on or before the Closing Date, or that will not be cancelable by Buyer without liability within thirty (30) days after the Closing Date; (iii) without the prior written consent of Buyer (which consent will not be unreasonably withheld), not enter into, or alter, amend or otherwise modify, or supplement any lease; (iv) advise Buyer promptly of any litigation, arbitration, administrative hearing, or legislation before any governmental body or agency of which Seller receives written notice, concerning or affecting the Property which is instituted or threatened after the date hereof; and (v) make commercially reasonable efforts to obtain from each tenant at the Property an estoppel certificate confirming the status and terms of such tenant's lease.

17. CONDEMNATION: If prior to Closing Date condemnation proceedings are commenced against any material portion of the Property, Buyer may, at its option, terminate this Contract by written notice to Seller within ten (10) days after Buyer is advised of the commencement of condemnation proceedings and the Deposit shall be refunded to Buyer. Alternatively, Buyer shall have the right to appear and defend in such condemnation proceedings, and any award in condemnation shall, at the Buyer's election made prior to Closing, become the property of Seller and reduce the Sales Price by the same amount or shall become the property of Buyer and the Sales Price shall not be reduced.

18. CASUALTY LOSS: Except as specifically provided herein, this Contract shall remain in full force and effect notwithstanding the occurrence of any damage or destruction of the Property prior to closing. In the event of any damage or destruction for which the tenant under the existing lease is not obligated under the lease to repair or restore the Property, Seller shall promptly provide Buyer with written notice of whether or not Seller, in its sole and absolute discretion, elects to cause such damage or destruction to be repaired prior to closing ("Seller's Notice"). If Seller so elects to repair such damage or destruction, the closing shall be delayed for such reasonable period as may be required to allow Seller to complete such repairs at which time the transaction will close and the Sales Price shall not be reduced. If Seller elects not to repair such damage or destruction, Buyer, at its option may either (i) terminate this Contract upon written notice to Seller within ten (10) days after Buyer receives Seller's Notice in which event the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations pursuant to this Contract except as otherwise provided above, or (ii) elect to close the transaction, in which event Seller's right to all insurance proceeds resulting from such damage or destruction shall be assigned in writing by Seller to Buyer and the Sales Price shall not be reduced.

19.      MISCELLANEOUS:

         A. Any notice required or permitted to be delivered hereunder shall be deemed received when personally delivered or one (1) business day after being sent by Federal Express or other nationally recognized overnight delivery service, charges prepaid, or three (3) business days after being sent by United States mail, postage prepaid, certified mail, return receipt requested, in each case addressed to Seller or Buyer, as the case may be, at the address set forth below the signature of such party hereto.

         B. This Contract shall be construed under and in accordance with the laws of the state in which the Property is located.

         C. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives,successors, and assigns.

         D. In case any one or more the provisions contained in the Contract shall for any reason be held to be invalid, illegal, and unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Contract shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         E. This Contract constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter and cannot be changed except by their written consent.

         F.       Time is of the essence of this Contract.

         G. Words of any gender used in this Contract shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

20. ASSIGNMENT: Buyer may not assign this Contract without the prior written consent of Seller which Seller may grant or withhold in its sole and absolute discretion.

21. CONSULT YOUR ATTORNEY: THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. READ IT CAREFULLY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY ANY BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS DOCUMENT OR THE TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY. CONSULT YOUR ATTORNEY BEFORE SIGNING.

EXECUTED in multiple originals as of the 7th day of February, 1997 (the "Effective Date"). (Fill in date Seller signs.)

BROKER:                                   SELLER:
-------

ARROYO & COATES,                          METRIC REAL ESTATE, L.P.,
a_____________________________________    a California limited partnership

                                          By: MR, Inc., a California corporation
By: /s/                                   Its:  General Partner
    ----------------------------------
Its: CFO
    ----------------------------------
State/License No. 00995512                By: /s/ Ronald E. Zuzack
                 ---------------------        -------------------------------
                                          Its: Ronald E. Zuzack
                                              -------------------------------
                                               Executive Vice President

                                          BUYER:
                                          ------



                                         /s/ Francis Carrington
                                         ------------------------------------
                                         FRANCIS CARRINGTON
Receipt of $50,000 as the Deposit
is acknowledged in the form
of____________________________________.

Contract only Received by:
TITLE COMPANY:
--------------

CHICAGO TITLE INSURANCE COMPANY

By: /s/ EM Bailey-Gates
    ----------------------------------
Its: Sr. Escrow Officer
    ----------------------------------

                                   EXHIBIT 3.1

                                    ADDENDUM
                                       TO
             EARNEST MONEY CONTRACT-COMMERCIAL IMPROVEMENT PROPERTY


This Addendum To Earnest Money Contract - Commercial Improved Property (this "Addendum") is made concurrently with and forms a part of that certain Earnest Money Contract - Commercial Improved Property (the "Contract") executed this date between METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), and FRANCIS CARRINGTON, an individual ("Buyer"). In addition to and notwithstanding anything to the contrary contained in the Contract, Seller and Buyer further agree as follows:

1. Except as otherwise expressly provided in the Contract or this Addendum, Seller disclaims the making of any representations or warranties, express or implied, regarding the Property or its value, condition of title, physical condition (including, without limitation, pest control, hazardous substances or environmental matters), compliance with laws (including, without limitation, the Americans With Disabilities Act of 1990 or other laws respecting building, zoning or land use matters) the Lease, the financial condition of Tenant or any other matters or information with respect to the Property.

         Notwithstanding the foregoing, Seller hereby represents and warrants to Buyer that Minton J. Newell, the authorized agent of Seller, based solely upon inquiry, by means of the Inquiry Memorandum attached hereto as Exhibit B (the "Inquiry Memorandum"), of the individuals listed thereon, each of whom by virtue of their positions with the advisor are likely to have relevant knowledge about the Property and each of whom responded to such Inquiry Memorandum, and without any independent investigation or further inquiry, has no actual knowledge, as of the date hereof, except as specifically set forth in Exhibit B-1 attached hereto and incorporated herein by reference, that:

         a.       Seller has received any written  notice from any  governmental
                  authorities   that   eminent   domain   proceedings   for  the
                  condemnation of the Real Property are pending;

         b. Seller has received any written notice of any threatened or pending litigation against Seller which would materially and adversely effect to the Real Property;

         c. Seller has received any written notice from any governmental authority that the Improvements located on the Land are presently in violation of any applicable building codes; and

         d. Seller has received any written notice from any governmental authority that Seller's use of the Property is presently in violation of any applicable zoning, land use, environmental or other law, order, ordinance, rule or regulation affecting the Property.

         e. During the time that Seller has owned the Property, Seller has used, or Seller has received any written notice from any government authority that any third party has used, generated, manufactured, produced, stored or disposed of on, under or about the Property, any hazardous materials as defined by applicable state or federal laws, in violation of any of those laws.

         f. Seller has received any written notice from any governmental authority with respect to any proceedings or inquiries by any such governmental authority with respect to the presence of hazardous materials on the Property.

2. In addition to the materials to be provided by Seller as provided in the Contract, Buyer acknowledges that Seller has delivered to Buyer, or shall within five (5) days hereafter (or at such other time specified below) deliver to Buyer, a copy of each of the following items:

         Items Already Delivered by Seller

         a.       NCS Store Lease

         b. Commitment for title insurance dated September 17, 1996 prepared by Chicago Title Insurance Company

         c. Phase I Environmental Site Assessment and Limited Asbestos Survey dated October 25, 1996 prepared by Law Engineering; and

         d. Assignment and Assumption Agreement dated December 15, 1989 between Metric Income Trust Services, Inc. and Metric Real Estate L.P.

         Additional Items to be Delivered by Seller

         a.       A survey  of the  Property  (sufficient  to  enable  the Title
                  Company to issue Buyer an ALTA Owner's policy of title insurance or its equivalent) within three (3) business days of Seller's receipt of the same;

3. Buyer acknowledges and agrees that (i) Buyer has made or has had, or will have, an adequate opportunity to make such inquiries, inspections, tests and evaluations of the Property (including, without limitation, its value, condition of title, physical condition, environmental condition and compliance with laws) as Buyer has deemed necessary or advisable, (ii) Buyer is not relying and will not rely upon any representations or warranties respecting the Property (other than those, if any, specifically provided in the Contract) made by or on behalf of Seller, (iii) Buyer is assuming and shall assume the risk that adverse conditions relating to the Property may not have been or may not be revealed by Buyer's investigation of the Property, and (iv) Buyer is purchasing and shall purchase the Property in its "AS-IS" condition and WITH ALL FAULTS on the Closing Date.

         BUYER  REPRESENTS  TO SELLER THAT BUYER SHALL  CONDUCT ALL  INSPECTIONS
         BUYER DEEMS NECESSARY, UNDERSTANDING THAT THE CONVEYANCE OF THE PROPERTY SHALL BE "AS-IS", "WHERE-IS", "WITH ALL FAULTS", AND THAT SELLER IS RELYING UPON THE FACT THAT BUYER WILL CONDUCT SUCH INSPECTIONS (INCLUDING WITHOUT LIMITATION SOIL TESTS, ASBESTOS TESTS, HAZARDOUS WASTE ANALYSES, AND ANY OTHER ENVIRONMENTAL INVESTIGATIONS) AS BUYER DEEMS NECESSARY. BUYER WARRANTS THAT BUYER HAS EXPERIENCE IN SUCH MATTERS AND THAT BUYER WILL EXERCISE DUE DILIGENCE AND GOOD FAITH

         IN MAKING A FULL AND COMPLETE INSPECTION, INVESTIGATION AND REVIEW AS AFORESAID. IT IS UNDERSTOOD THAT THE SALES PRICE REFLECTS THAT THE PROPERTY IS BEING SOLD BY SELLER AND THAT BUYER IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF ANY HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY
         (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE),WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AND BUYER, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE SELLER AND SELLER'S SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION AND/OR ALLEGED REPRESENTATION.

4. Buyer further acknowledges and agrees that except for any claims arising out of breach of the specific provisions of the Contract, Seller's intentional misrepresentations, or fraud, Buyer expressly, irrevocably and unconditionally waives, releases and discharges Seller, its agents, partners, advisors, affiliates, successors and assigns, from any and all rights, claims, damages and causes of action, whether at law or in equity, whether or not known or unknown as of the date hereof and/or as of the Closing Date, which Buyer may have or become entitled to assert arising out of Buyer's purchase of the Property or its value, condition or title, physical condition, environmental condition, compliance with laws, or other matters respecting the Property.

5. Buyer agrees that, unless Buyer has obtained the prior written consent of Seller, Buyer shall not directly or indirectly release, publish or otherwise distribute any report, prospectus, advertisement, circular or other document which names or refers in any manner directly or indirectly to Seller, Metric Realty or any of their respective agents, advisors or affiliates.

6. Seller agrees that Buyer may consummate the purchase of the Property as part of a so-called like kind exchange (the "Exchange") pursuant to
         Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Buyer's obligations under this Agreement; (ii) the Exchange shall be consummated or accomplished through a qualified intermediary; and (iii) Seller shall not be required to take an assignment of the sale and purchase agreement for the exchange property for purposes of consummating or accomplishing the Exchange. Buyer shall pay all Seller's costs associated with such Exchange. Neither party shall by this Agreement or acquiescence to the Exchange (1) have its rights, duties, obligations or liabilities under this Agreement affected or diminished in any manner, or (2) be responsible for compliance with or be deemed to have warranted to the other party that the Exchange in fact complies with Section 1031 of the Code.

7. Seller shall use commercially reasonable efforts to obtain an estoppel certificate from Tenant in a form reasonably satisfactory to Buyer on or before the end of the Inspection Period provided, however, that Seller's delivery of an estoppel certificate from Tenant shall not be a condition to Buyer's obligation to close the sale and purchase of the Property. If Seller is unable to obtain the estoppel certificate from Tenant on or before the end of the Inspection Period, then Buyer shall accept Seller's estoppel certificate in the form attached hereto as Exhibit C in lieu thereof and shall close the purchase and sale of the Property on the basis thereof. In the event that Seller is subsequently able to obtain an estoppel certificate from Tenant (without in any way implying any duty of Seller to do so), and delivers same to Buyer, then from and after the date of such delivery, Seller's estoppel certificate shall be of no further force or effect. The provision of this paragraph 7 shall survive the close of escrow.

BUYER (/s/ FC) AND SELLER (/s/ RZ) AGREE TO THE FOREGOING.

                                  EXHIBIT 3.1a

                                LEGAL DESCRIPTION


BEING a tract of land situated in the City of Dallas, Dallas County, Texas, in the D. Parker Survey, Abstract No. 1113, and being all of Lot 1-A, Block A/5785 of NCS Northwest Highway Addition, an addition to the City of Dallas, Dallas County, Texas, according to the plat recorded in Volume 86042, Page 4245, Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set in the Northeast line of Northwest Highway, said point being North 45 deg. 56 min. 28 sec. West, a distance of 14.72 feet from the intersection of the Northeast line of Northwest Highway (100 foot R.O.W.) and the Northwest line of Webb Chapel Extension (100 foot R.O.W.);

THENCE along the Northeast line of Northwest Highway North 45 deg. 56 min. 28 sec. West, a distance of 138.68 feet to an "X" in concrete found for corner, said point being the most Westerly corner of said Lot 1-A, Block A/5785;

THENCE along the Northwest line of said Lot 1-A, Block A/5785, North 45 deg. 07 min. 40 sec. East, a distance of 169.0 feet to a PK nail found for corner, said point being the most Northerly corner of said Lot 1-A, Block A/5875;

THENCE along the Northeast line of said Lot 1-A, Block A/5785 South 44 deg. 52 min. 20 sec. East, a distance of 153.64 feet to an "X" in concrete found for corner lying in the Northwest line of Webb Chapel Extension, said point also lying at the beginning of a curve to the left having a central angle of 00 deg. 57 min. 03 sec., a radius of 1950.0 feet, and a tangent bearing of South 46 deg. 04 min. 43 sec. West;

THENCE along the Northwest line of Webb Chapel Extension along said curve to the left an arc distance of 32.36 feet to a 1/2 inch iron rod set for corner;

THENCE South 45 deg. 07 min. 40 sec. West, a distance of 119.06 feet to the beginning of a tangent curve to the right having a central angle of 88 deg. 55 min. 52 sec., a chord bearing of South 89 deg. 35 min. 37 sec. West, a chord bearing of South 89 deg. 35 min. 37 sec. West, and a chord distance of 21.01 feet, and a radius of 15.0 feet;

THENCE along said curve to the right an arc distance of 23.28 feet to THE POINT OF BEGINNING AND CONTAINING 25,657.79 square feet or 0.5890 acres of land, more or less.

                                  EXHIBIT 3.1b
                               Inquiry Memorandum

To:      LEGAL                                  PORTFOLIO CLIENT SERVICES
         -----                                  -------------------------
         Herm Howerton, EVP,                    Cynthia Halicky, VP, Operations/
         General Counsel                        Investor Services

         PORTFOLIO MANAGEMENT                   PORTFOLIO ACCOUNTING
         --------------------                   --------------------
         Ronald Zuzack, EVP, CIO                Chui-San Lok, Asst. Controller -
         Lorenz Menrath, SVP,                   Portfolio
         Dir. of Portfolio Mgmnt.
         Richard Faber, Portfolio Manager       cc:  Richard S. Winer, Esq.
         Craig Fawcett, Asst.                        Property Sales Closing File
         Portfolio Manager

         RISK MANAGEMENT
         ---------------
         George Fogelsong,
         Risk Manager


FROM:            Minton Newell

DATE:            February 7, 1997

SUBJECT:         Internal Due Diligence
                 NCS Store (Stop N Go)
                 2923 Northwest Highway
                 Dallas, Texas
                 Metric Real Estate, L.P.

                               RESPONSE MANDATORY
------------------------------------------------------------------------------

Pursuant to the proposed Earnest Money Contract - Commercial Improved Property by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), and Francis Carrington, an individual ("Buyer"), we are required to provide a certification to the Buyer relative to our knowledge of certain conditions which may affect the property.

Please carefully read and review the attached. They are the pages from the contract which outline the warranties and representations we will be making as of the signing date. If you currently have knowledge of any facts which would make these representations untrue or incorrect, please immediately advise Tana Laura. If you have no such knowledge, please advise accordingly. Please send your signed copy of this statement to Tana Laura. We must have your response immediately, as the contract is scheduled to be executed today.

Should you become aware of any fact which would make these representations untrue prior to the closing date, please contact me immediately.

I have no knowledge of any facts which would make the attached representations untrue as of this date as noted below.


EXCEPTIONS:

  None
--------------------------------------------------------------------------------

Herman H. Howerton              Ronald E. Zuzack          George M. Foglesong
---------------------           --------------------      ----------------------
Printed Name                    Printed Name              Printed Name

\s\ H.H. Howerton               \s\ Ronald E. Zuzack      \s\George M. Foglesong
---------------------           --------------------      ----------------------
Signature                       Signature                 Signature

02-07-97                        02-07-97                  02-11-97
---------------------           --------------------      ----------------------
Date                            Date                      Date


Lorenz Menrath                  Richard Faber             Chui-San Lok
---------------------           --------------------      ----------------------
Printed Name                    Printed Name              Printed Name

\s\ Lorenz Menrath              \s\ Richard Faber         \s\ Chui-San Lok
---------------------           --------------------      ----------------------
Signature                       Signature                 Signature

02-07-97                        02-07-97                  02-07-97
---------------------           --------------------      ----------------------
Date                            Date                      Date


Cynthia A. Halicky              Craig Fawcett
---------------------           --------------------
Printed Name                    Printed Name

\s\ Cynthia A. Halicky          \s\ Craig Fawcett
---------------------           --------------------

02-06-97                        02-07-97
---------------------           --------------------
Date                            Date

                                  EXHIBIT 3.1b

                             SCHEDULE OF EXCEPTIONS
                                       TO
                         REPRESENTATIONS AND WARRANTIES


                                [to be attached]

                                   EXHIBIT 3.2

WHEN RECORDED, RETURN TO:                                      -CH97-194460
                                                                     77-$19.00
Francis Carrington
c/o The Carrington Company
627 H Street, 2nd Floor
Eureka, California  95501


                              SPECIAL WARRANTY DEED

STATE OF TEXAS
                                                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS

         THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by FRANCIS CARRINGTON, whose mailing address is c/o The Carrington Company 627 H Street, 2nd Floor, Eureka, California 95501 (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has, GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Dallas County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

     See Exhibit A attached hereto and incorporated herein by this reference

         This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE

IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AS GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

         Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

         EXECUTED and DELIVERED as of the 24th day of February, 1997.


                                   METRIC REAL ESTATE, L.P., a
                                   California limited partnership

                                         By: MR, Inc., a California corporation,
                                             General Partner

                                               By: /s/ Robert A. Fiddaman
                                                   -----------------------
                                               Its: Robert A. Fiddaman
                                                   -----------------------
                                                    President

THE STATE OF California

COUNTY OF San Francisco

         This instrument was acknowledged before me on the 24th day of February, 1997, by Robert A. Fiddaman, the President of M.R., Inc., a California corporation, on behalf of said limited partnership.


                                                       /s/ Tana J. Laura
                                                       -----------------------
                                                              Notary Public

                                  EXHIBIT 3.2a

                                   DESCRIPTION


BEING a tract of land situated in the City of Dallas, Dallas County, Texas, in the D. Parker Survey, Abstract No. 1113, and being all of Lot 1-A, Block A/5785 of NCS Northwest Highway Addition, an addition to the City of Dallas, Dallas County, Texas, according to the plat recorded in Volume 86042, Page 4245, Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set in the Northeast line of Northwest Highway, said point being North 45 deg. 56 min. 28 sec. West, a distance of 14.72 feet from the intersection of the Northeast line of Northwest Highway (100 foot R.O.W.) and the Northwest line of Webb Chapel Extension (100 foot R.O.W.);

THENCE along the Northeast line of Northwest Highway North 45 deg. 56 min. 28 sec. West, a distance of 138.68 feet to an "X" in concrete found for corner, said point being the most Westerly corner of said Lot 1-A, Block A/5785;

THENCE along the Northwest line of said Lot 1-A, Block A/5785, North 45 deg. 07 min. 40 sec. East, a distance of 169.0 feet to a PK nail found for corner, said point being the most Northerly corner of said Lot 1-A, Block A/5875;

THENCE along the Northeast line of said Lot 1-A, Block A/5785 South 44 deg. 52 min. 20 sec. East, a distance of 153.64 feet to an "X" in concrete found for corner lying in the Northwest line of Webb Chapel Extension, said point also lying at the beginning of a curve to the left having a central angle of 00 deg. 57 min. 03 sec., a radius of 1950.0 feet, and a tangent bearing of South 46 deg. 04 min. 43 sec. West;

THENCE along the Northwest line of Webb Chapel Extension along said curve to the left an arc distance of 32.36 feet to a 1/2 inch iron rod set for corner;

THENCE South 45 deg. 07 min. 40 sec. West, a distance of 119.06 feet to the beginning of a tangent curve to the right having a central angle of 88 deg. 55 min. 52 sec., a chord bearing of South 89 deg. 35 min. 37 sec. West, a chord bearing of South 89 deg. 35 min. 37 sec. West, and a chord distance of 21.01 feet, and a radius of 15.0 feet;

THENCE along said curve to the right an arc distance of 23.28 feet to THE POINT OF BEGINNING AND CONTAINING 25,657.79 square feet or 0.5890 acres of land, more or less.

ALSO KNOWN AS See Exhibit A1 attached and made a part hereof

                                  EXHIBIT 3.2b

                                   EXHIBIT A1

BEING a 25,658 square foot (0.5890 acre) tract of land situated in the D. Parker Survey, Abstract Number 1113 in the City of Dallas, Dallas County, Texas and being all of Lot 1-A, Block A/5785 of NCS Northwest Highway Addition, an Addition to the City of Dallas, Dallas County, Texas, according to the Plat thereof recorded in Volume 86042, Page 4245, of the Deed Records of Dallas County, Texas and being all the certain tract of land conveyed to Metric Real Estate, L.P., as evidenced by warranty deed recorded in Volume 90030, Page 0012, of the Deed Records of Dallas, Dallas County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a chiseled "X" in concrete found for the common most westerly corner of said Lot 1-A and the most southerly southwest corner of Lot 1-B, of said Block A/5785 in said NCS Northwest Highway Addition and being in the northeast right-of-way line of W. Northwest Highway (having a 100 foot right-of-way);

THENCE North 45 degrees 07 minutes 40 seconds East, departing the northeast right-of-way of said W. Northwest Highway and with the common northwest line of said Lot 1-A and the most westerly southeast line of said Lot 1-B, a distance of
169.00 feet to a "PK" nail in concrete found for the most northerly corner of said Lot 1-A;

THENCE South 44 degrees 52 minutes 20 seconds East, with the northeast line of said Lot 1-A and the most easterly southwest line of said Lot 1-B, a distance of
153.64 feet to a chiseled "X" in concrete found for the common most easterly corner of said Lot 1-A and the most southerly southeast corner of said Lot 1-B and being in the northwest right-of-way line of Webb Chapel Extension (having a right-of-way of 100 foot) and in the arc of a curve to the left having a radius of 1950.00 feet;

THENCE with the arc of said curve to the left having a central angle of 00 degrees 57 minutes 03 seconds, a radius of 1950.00 feet, an arc length of 32.36 feet, whose chord bears South 45 degrees 36 minutes 11 seconds West, with the common southeast line of said Lot 1-A and the northwest right-of-way line of said Webb Chapel Extension, a chord distance of 32.36 feet to a 1/2 inch iron rod found for a point of tangency;

THENCE South 45 degrees 07 minutes 40 seconds West, continuing with the common southeast line of said Lot 1-A and the northwest right-of-way line of said Webb Chapel Extension, a distance of 119.06 feet to a 5/8 inch iron rod set for corner in the arc of a curve to the right having a radius of 15.00 feet;

THENCE with the arc of said curve to the right having a central angle of 88 degrees 55 minutes 52 seconds, a radius of 15.00 feet, an arc length of 23.28 feet, whose chord bears South 89 degrees 35 minutes 36 seconds West, with the south line of said Lot 1-A and with the north right-of-way line of said Webb

Chapel Extension, a chord distance of 21.01 feet to a 1/2 inch iron rod found for a point of tangency in the common southwest line of said lot 1-A and the northeast right-of-way line of said W. Northwest Highway;

THENCE North 45 degrees 56 minutes 28 seconds West, with the common southwest line of said Lot 1-A and the northeast right-of-way line of W. Northwest Highway, a distance of 138.68 feet to the POINT OF BEGINNING of herein described tract containing within the metes recited 25,658 square feet (0.5890 acre) of land, more or less.

                                   EXHIBIT 3.3


                                  BILL OF SALE

STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS

         By a Special Warranty Deed (the "Deed") of even date herewith Metric Real Estate, L.P., a California limited partnership ("Seller") conveyed to FRANCIS CARRINGTON, an individual ("Purchaser"), certain real property (the "Property"), described on Exhibit "A" attached hereto and made a part hereof for all purposes.

         As consideration for (a) the conveyance of the Property, and (b) the conveyance of the personal property hereinafter described, the Purchaser paid the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the Seller.

         NOW, THEREFORE, for the consideration above specified, the receipt and sufficiency of which are expressly confessed and acknowledged:

         1. The Seller has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto the Purchaser, all of Seller's right, title, and interest in and to (i) all items of personal property located in or about the Property (hereafter the "Personal Property"), (ii) all intangible property named by Seller and used in connection with the ownership, operation and maintenance of the Property, and (iii) all warranties and guaranties relating to the Property or Personal Property; to have and to hold, all of Seller's right, title, and interest in and to the Personal Property and other rights and property conveyed hereby unto the Purchaser forever, and Seller does hereby bind Seller and Seller's heirs, personal representatives, and successors, to warrant and forever defend all and singular the Personal Property and other rights and property conveyed hereby, subject, however, as aforesaid, unto Purchaser, Purchaser's heirs, personal representative, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof.

         2. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT PURCHASER IS ACQUIRING THE PERSONAL PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PERSONAL PROPERTY OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PERSONAL PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PERSONAL PROPERTY, AND PURCHASER,

BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE SELLER AND SELLER'S SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION AND/OR ALLEGED REPRESENTATION.

         3. This Bill of Sale is made subject to all matters to which the Deed was made subject.

         4. This Bill of Sale constitutes the entire agreement between the Seller and the Purchaser pertaining to the Personal Property and other properties or rights assigned herein and supersedes all prior and contemporaneous agreements and understandings of the Seller and the Purchaser in connection therewith. No covenant, representation or condition not expressed herein shall be binding upon the Seller or the Purchaser or shall affect or be effective to interpret, change or restrict the provisions of this Bill of Sale.

         5. This Bill of Sale and the provisions herein contained shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective heirs, legal representatives, successors and assigns.

         6. This Bill of Sale may be executed in multiple counterparts, each of which shall be deemed an original, but together shall be construed as one document.

         EXECUTED as of the 24 day of February, 1997.

                                      SELLER:

                                      METRIC REAL ESTATE, L.P., a
                                      California limited partnership

                                          By: MR, Inc., a California corporation
                                          General Partner

                                          By: /s/ Robert A. Fiddaman
                                              ----------------------------
                                          Its: Robert A. Fiddaman
                                              ----------------------------
                                               President

         EXECUTED as of the 12 day of March, 1997

                                      PURCHASER:

                                      /s/ Francis Carrington
                                      -----------------------------------
                                      FRANCIS CARRINGTON

                                  EXHIBIT 3.3a

                                   DESCRIPTION


BEING a tract of land situated in the City of Dallas, Dallas County, Texas, in the D. Parker Survey, Abstract No. 1113, and being all of Lot 1-A, Block A/5785 of NCS Northwest Highway Addition, an addition to the City of Dallas, Dallas County, Texas, according to the plat recorded in Volume 86042, Page 4245, Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set in the Northeast line of Northwest Highway, said point being North 45 deg. 56 min. 28 sec. West, a distance of 14.72 feet from the intersection of the Northeast line of Northwest Highway (100 foot R.O.W.) and the Northwest line of Webb Chapel Extension (100 foot R.O.W.);

THENCE along the Northeast line of Northwest Highway North 45 deg. 56 min. 28 sec. West, a distance of 138.68 feet to an "X" in concrete found for corner, said point being the most Westerly corner of said Lot 1-A, Block A/5785;

THENCE along the Northwest line of said Lot 1-A, Block A/5785, North 45 deg. 07 min. 40 sec. East, a distance of 169.0 feet to a PK nail found for corner, said point being the most Northerly corner of said Lot 1-A, Block A/5875;

THENCE along the Northeast line of said Lot 1-A, Block A/5785 South 44 deg. 52 min. 20 sec. East, a distance of 153.64 feet to an "X" in concrete found for corner lying in the Northwest line of Webb Chapel Extension, said point also lying at the beginning of a curve to the left having a central angle of 00 deg. 57 min. 03 sec., a radius of 1950.0 feet, and a tangent bearing of South 46 deg. 04 min. 43 sec. West;

THENCE along the Northwest line of Webb Chapel Extension along said curve to the left an arc distance of 32.36 feet to a 1/2 inch iron rod set for corner;

THENCE South 45 deg. 07 min. 40 sec. West, a distance of 119.06 feet to the beginning of a tangent curve to the right having a central angle of 88 deg. 55 min. 52 sec., a chord bearing of South 89 deg. 35 min. 37 sec. West, a chord bearing of South 89 deg. 35 min. 37 sec. West, and a chord distance of 21.01 feet, and a radius of 15.0 feet;

THENCE along said curve to the right an arc distance of 23.28 feet to THE POINT OF BEGINNING AND CONTAINING 25,657.79 square feet or 0.5890 acres of land, more or less.

                                   EXHIBIT 3.4

                               ASSIGNMENT OF LEASE

STATE OF TEXAS                              )
                                            )
COUNTY OF DALLAS                            )

         THIS ASSIGNMENT OF LEASE (this "Assignment"), dated as of the 12th day of March, 1997, is by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor") and FRANCIS CARRINGTON, an individual (hereinafter referred to as "Assignee").

                                   WITNESSETH:

         WHEREAS, Assignor has this day by Special Warranty Deed (the "Deed") conveyed that certain real property described in Exhibit "A" attached hereto to Assignee (such real property being hereinafter referred to as the "Premises").

         WHEREAS, Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease (the "Original Lease") dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas and National Convenience Stores Incorporated, a Delaware corporation ("Lessee") as assigned by that certain Assignment and Assumption Agreement dated December 15, 1989 by and between Metric Income Trust Services, Inc. and Assignor (together with the Original Lease, the "Lease").

         WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Lease (and all security and other deposits for such Leases, if any, in Assignor's possession).

         NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash and other goods and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee, its successors and assigns, all of the Assignor's right, title and interest in and to the Lease (and said security and other deposits, if any, in Assignor's possession).

         The Assignment made hereinabove is subject to the liens, encumbrances, conditions and matters to which the Deed is made subject.

         By its acceptance hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Lease herein assigned on the part of the Assignor therein required to be performed, after the date hereof and during the period of Assignee's ownership of the Premises, including without limitation, the obligation to repay, in accordance with the terms of the Lease, to the Lessee, all security and other deposits, if any, received hereunder and required by the terms thereof.

         By its acceptance hereof, Assignee covenants and agrees to promptly discharge any and all obligations of the Assignor under the Lease herein assigned to the extent the same arise after the date hereof and during the period of Assignee's ownership of the Premises.

         All of the covenants, terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

         This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but together shall be construed as one document.


                                    "ASSIGNOR"

                                    METRIC REAL ESTATE, L.P. a California
                                    limited partnership

                                         By: MR, Inc., a California corporation,
                                             General Partner

                                                By: /s/ Robert A. Fiddaman
                                                    ------------------------
                                                Its: Robert A. Fiddaman
                                                    ------------------------
                                                     President

                                    "ASSIGNEE"

                                     /s/ Francis Carrington
                                     -----------------------------
                                     FRANCIS CARRINGTON

                                  EXHIBIT 3.4a

                                   DESCRIPTION


BEING a tract of land situated in the City of Dallas, Dallas County, Texas, in the D. Parker Survey, Abstract No. 1113, and being all of Lot 1-A, Block A/5785 of NCS Northwest Highway Addition, an addition to the City of Dallas, Dallas County, Texas, according to the plat recorded in Volume 86042, Page 4245, Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod set in the Northeast line of Northwest Highway, said point being North 45 deg. 56 min. 28 sec. West, a distance of 14.72 feet from the intersection of the Northeast line of Northwest Highway (100 foot R.O.W.) and the Northwest line of Webb Chapel Extension (100 foot R.O.W.);

THENCE along the Northeast line of Northwest Highway North 45 deg. 56 min. 28 sec. West, a distance of 138.68 feet to an "X" in concrete found for corner, said point being the most Westerly corner of said Lot 1-A, Block A/5785;

THENCE along the Northwest line of said Lot 1-A, Block A/5785, North 45 deg. 07 min. 40 sec. East, a distance of 169.0 feet to a PK nail found for corner, said point being the most Northerly corner of said Lot 1-A, Block A/5875;

THENCE along the Northeast line of said Lot 1-A, Block A/5785 South 44 deg. 52 min. 20 sec. East, a distance of 153.64 feet to an "X" in concrete found for corner lying in the Northwest line of Webb Chapel Extension, said point also lying at the beginning of a curve to the left having a central angle of 00 deg. 57 min. 03 sec., a radius of 1950.0 feet, and a tangent bearing of South 46 deg. 04 min. 43 sec. West;

THENCE along the Northwest line of Webb Chapel Extension along said curve to the left an arc distance of 32.36 feet to a 1/2 inch iron rod set for corner;

THENCE South 45 deg. 07 min. 40 sec. West, a distance of 119.06 feet to the beginning of a tangent curve to the right having a central angle of 88 deg. 55 min. 52 sec., a chord bearing of South 89 deg. 35 min. 37 sec. West, a chord bearing of South 89 deg. 35 min. 37 sec. West, and a chord distance of 21.01 feet, and a radius of 15.0 feet;

THENCE along said curve to the right an arc distance of 23.28 feet to THE POINT OF BEGINNING AND CONTAINING 25,657.79 square feet or 0.5890 acres of land, more or less.

                                   EXHIBIT 3.5

                               FIRPTA CERTIFICATE


         To inform FRANCIS CARRINGTON ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of
Transferror:

         1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder).

         2. Transferror's U.S. employer identification/social security number is 94-3113449.

         3. Transferror's office address is as follows:

                                    c/o Metric Realty
                                    1 California Street, Suite 1400
                                    San Francisco, California 94111

         Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: February 24, 1997


                                    METRIC REAL ESTATE, L.P., a
                                    California limited partnership

                                        By:  MR, Inc., a California corporation,
                                             General Partner
                                               By:  /s/ Robert A. Fiddaman
                                                    ----------------------
                                               Its: Robert A. Fiddaman
                                                    ----------------------
                                                    President

                                   EXHIBIT 3.6

                                 Form of Survey

Land survey dated January 20, 1997 not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said survey upon request.


                                   EXHIBIT 3.7

                 Form of Letter Re: Surveyor's Legal Description

Letter dated March 12, 1997 from Chicago Title Insurance Company to Seller regarding the surveyor's legal description not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said letter upon request.


                                   EXHIBIT 3.8

                      Form of Seller's Escrow Instructions

Seller's Escrow Instructions, dated February 25, 1997, not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Seller's Escrow Instructions upon request.


                                   EXHIBIT 3.9

                    Form of Seller's Final Closing Statement

Seller's Final Closing Statement, dated March 12, 1997, not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Seller's Final Closing Statement upon request.


                                  EXHIBIT 3.10

                              Form of Tenant Notice

Tenant Notice, executed by Buyer and Seller, dated March 12, 1997, not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Tenant Notice upon request.

                                  EXHIBIT 3.11

                       Form of Tenant Estoppel Certificate

Tenant Estoppel Certificate, dated February 24, 1997, not included with this Amendment. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Tenant Estoppel Certificate upon request.